UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2007

Technology Solutions Company
(Exact name of Registrant as specified in its charter)
Incorporated in the State of Delaware
Commission File Number 0—19433
Employer Identification No. 36-3584201
55 East Monroe Street
Suite 2600
Chicago, Illinois 60603
(Address of principal executive offices)
Registrant’s telephone number, including area code: (312) 228-4500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On March 15, 2007 Technology Solutions Company (the “Company”) issued a press release relating to its financial results for the fourth quarter ended December 31, 2006. The press release is attached hereto as Exhibit 99.1 and is being furnished pursuant to Item 2.02 of Form 8-K (Results of Operations and Financial Condition).
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Text of Press Release, dated March 15, 2007, titled Technology Solutions Company Announces 2006 Fourth Quarter Financial Results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHNOLOGY SOLUTIONS COMPANY
Date: March 15, 2007	By:	/s/ SANDOR GROSZ
Sandor Grosz
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated March 15, 2007, titled Technology Solutions Company Announces 2006 Fourth Quarter Financial Results.